UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 10, 2006

                            NEWGEN TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



           Nevada                 000- 23365               33-0840184
(State or Other Jurisdiction   (Commission File         (I.R.S. Employer
       of Incorporation)            Number)          Identification Number)

         6000 Fairview Road, 12th Floor, Charlotte, North Carolina 28210
              (Address of principal executive offices) (zip code)

                                 (704) 552-3590
              (Registrant's telephone number, including area code)

                                   Copies to:
                              Thomas A. Rose, Esq.
                              Yoel Goldfeder, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


      On January 24, 2006, the Registrant consummated a Securities Purchase Agreement (the "Purchase Agreement") dated January 24, 2006 with Cornell Capital Partners LP ("Cornell") providing for the sale by the Registrant to Cornell of its 10% secured convertible debentures in the aggregate principal amount of $5,000,000 (the "Debentures") of which $2,200,000 was advanced immediately. The balance of $2,800,000 was to be provided to us as follows:

      o $650,000 shall be advanced two business days prior to the filing by the Registrant with the Securities and Exchange Commission of the Registration Statement (as defined below); and

      o $2,150,000 shall be advanced two business days prior to the date the Registration Statement is declared effective by the Securities and Exchange Commission.

      On February 10, 2006, the Registrant and Cornell amended the terms of the original agreements to provide that the $650,000 shall be advanced on the earlier to occur of i) the date that Cornell has received all those certain shares pledge pursuant to the Insider Pledge and Escrow Agreements or ii) two days prior to the date the registration statement filed pursuant to the Investor Registration Rights Agreement between the Registrant and Cornell is declared effective by the SEC.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (A)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

            Not applicable.

      (B)   PRO FORMA FINANCIAL INFORMATION.

            Not applicable.

      (C)   EXHIBITS.

EXHIBIT
NUMBER      DESCRIPTION
--------------------------------------------------------------------------------
10.1        Amended and Restated Securities Purchase Agreement, dated February
            10, 2006, by and between NewGen Technologies, Inc. and Cornell
            Capital Partners LP




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


                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NEWGEN TECHNOLOGIES, INC.


Dated: February 16, 2006                  By:  /s/ Scott A. Deininger
                                          -----------------------------------
                                          Name:    Scott A. Deininger
                                          Title:   Chief Financial Officer







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